UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

August 28, 2008

INTEGRATED PHARMACEUTICALS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER 000-50960

Integrated Pharmaceuticals, Inc.
(Exact name of small business issuer in its charter)

Idaho	04-3413196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

310 Authority Drive
Fitchburg, MA 01420
(Address of principal executive offices) (Zip Code)

(978) 696-0020
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.   OTHER EVENTS

Suspension of Business

On August 28, 2008, the Board met to consider a Company-wide layoff that the President executed on August 22, 2008.  Upon consideration of the problems that the Company has encountered in trying to execute on its business plan, the Board voted to suspend all activity related to bringing its water product to market, and to focus instead on reducing or eliminating its liabilities and converting the Company to an inactive shell.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant has duly caused  this  report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED PHARMACEUTICALS, INC.

DATE: September 9, 2008	By:	/s/ Peter Featherston
Peter Featherston
President and Chief Executive Officer